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                                                                    EXHIBIT 23.1






                        CONSENT OF INDEPENDENT AUDITORS

As independent certified public accountants, we hereby consent to the inclusion in this Form 8-K/A of our report dated November 4, 1998 on the consolidated financial statements of Waste Systems, Inc. and Subsidiary as of and for the years ended December 31, 1997 and 1996 and to all references to our Firm included in this Form 8-K/A.


                                                 HEARD, McELROY & VESTAL, L.L.P.




Shreveport, Louisiana
December 14, 1998



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